UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 6, 2014

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street, Little River, South Carolina		29566
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (843) 390-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 .    Other Events.

On March 6, 2014, Integrated Environmental Technologies, Ltd. (the “Company”) issued a press release announcing a new marketing initiative focused on the launch of a new brand name, EcoTreatments™, and the launch of a new website.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Description

99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Announces New Marketing Initiative and Launch of New Website

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

March 6, 2014	By:	/s/ David R. LaVance
David R. LaVance
President and Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Announces New Marketing Initiative and Launch of New Website

4